SUBSIDIARY LIST                      Exhibit 21



                                             STATE OF
     UNIT                                    INCORPORATION/FORMATION
------------------------------------------   -----------------------

ADVANCED MEDIA SOLUTIONS                     DELAWARE




ARKANSAS TELEVISION COMPANY                  ARKANSAS




CALIFORNIA NEWSPAPERS, INC.                  CALIFORNIA




CAPE PUBLICATIONS, INC.                      FLORIDA




CHILDREN'S EDITION, INC.                     KENTUCKY




CITIZEN PUBLISHING COMPANY                   ARIZONA




COMBINED COMMUNICATIONS CORPORATION          ARIZONA




COMBINED COMMUNICATIONS CORPORATION
  OF OKLAHOMA, INC.                          OKLAHOMA




COURIER BROADWAY CORP.                       KENTUCKY




COURIER-JOURNAL AND LOUISVILLE TIMES
  COMPANY                                    KENTUCKY




DAILY NEWS PUBLISHING CO., INC.              VIRGIN ISLANDS




DES MOINES REGISTER AND TRIBUNE CO.          IOWA




THE DESERT SUN PUBLISHING COMPANY            CALIFORNIA




THE DETROIT NEWS, INC.                       MICHIGAN




DETROIT NEWSPAPER AGENCY                     MICHIGAN




EL PASO TIMES, INC.                          DELAWARE




ELEVEN-FIFTY CORP.                           DELAWARE




FEDERATED PUBLICATIONS, INC.                 DELAWARE




FORT COLLINS NEWSPAPERS INC.                 COLORADO




GANNETT COLORADO BROADCASTING, INC.          DELAWARE




GANNETT DIRECT MARKETING SERVICES, INC.      KENTUCKY




GANNETT FLORIDA BROADCASTING, INC.           DELAWARE




GANNETT INTERNATIONAL COMMUNICATIONS, INC.   DELAWARE




GANNETT MASSACHUSETTS SUPPLY CORP.           MASSACHUSETTS




GANNETT MINNESOTA BROADCASTING, INC.         DELAWARE




GANNETT NATIONAL NEWSPAPER SALES, INC.       DELAWARE




GANNETT OUTDOOR CO. OF TEXAS                 TEXAS




GANNETT PACIFIC CORPORATION                  HAWAII




GANNETT RIVER STATES PUBLISHING CORPORATION  ARKANSAS




GANNETT SATELLITE INFORMATION NETWORK, INC.  DELAWARE




GANNETT SUPPLY CORPORATION                   DELAWARE




GANNETT T/G SUBSIDIARY, INC.                 CALIFORNIA




GANNETT TELEMARKETING, INC.                  DELAWARE




GANNETT TEXAS BROADCASTING, INC.             TEXAS




GANNETT TRANSIT, INC.                        DELAWARE




GUAM PUBLICATIONS, INCORPORATED              HAWAII




HAWAII NEWSPAPER AGENCY LIMITED PARTNERSHIP  DELAWARE




KPNX BROADCASTING COMPANY                    ARIZONA




KVUE-TV, INC.                                MICHIGAN




LOUIS HARRIS AND ASSOCIATES, INC.            DELAWARE




LOUIS HARRIS INTERNATIONAL, INC.             DELAWARE




MCCLURE NEWSPAPERS, INC.                     DELAWARE




MEDIACOM INC.                                CANADA




NEW YORK SUBWAYS ADVERTISING CO., INC.       ARIZONA




NEWS-PRESS PUBLISHING COMPANY                FLORIDA




OKLAHOMA PRESS PUBLISHING COMPANY            OKLAHOMA




PACIFIC MEDIA, INC.                          DELAWARE




PACIFIC AND SOUTHERN COMPANY, INC.           DELAWARE




PENSACOLA NEWS-JOURNAL INC.                  FLORIDA




PRESS-CITIZEN COMPANY INC.                   IOWA




RENO NEWSPAPERS, INC.                        NEVADA




ST. CLOUD NEWSPAPERS INC.                    MINNESOTA




SALEM COUNTY SAMPLER, INC.                   NEW JERSEY




SALINAS NEWSPAPERS INC.                      CALIFORNIA




SHELTER MEDIA COMMUNICATIONS, INC.           CALIFORNIA




SHINY ROCK MINING CORPORATION                OREGON




SIOUX FALLS NEWSPAPERS INC.                  SOUTH DAKOTA




SOUTHLAND PUBLISHING COMPANY                 DELAWARE




SPEIDEL NEWSPAPERS INC.                      DELAWARE




THE STATESMAN-JOURNAL COMPANY                OREGON




THE SUN COMPANY OF SAN BERNARDINO,
  CALIFORNIA                                 CALIFORNIA




TELEVISION 12 OF JACKSONVILLE, INC.          FLORIDA




THE TIMES HERALD COMPANY                     MICHIGAN




TNI PARTNERS                                 ARIZONA




USA DIGITAL RADIO PARTNERS, L.P.             NEW YORK




USA TODAY INTERNATIONAL CORPORATION          DELAWARE




USA WEEKEND, INC.                            DELAWARE




VISALIA NEWSPAPERS INC.                      CALIFORNIA




WFMY TELEVISION CORP.                        NORTH CAROLINA